UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2007, Old National Bancorp (the "Company") announced the appointment of Annette W. Hudgions as the Company's Chief Client Services Officer to be effective on April 1, 2007. In connection with her new appointment, Ms. Hudgions' current role as the Company's Chief Administrative Officer will be assumed by Allen R. Mounts, also to be effective on April 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: March 15, 2007

By: /s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Officer
and Corporate Secretary